UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A




                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                              CLEARWORKS.NET, INC.
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             (Exact Name of Registrant as specified in its Charter)

            Delaware                                        76-0576542
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  State or other Jurisdiction of                          I.R.S. Employer
  Incorporation or Organization                          Identification No.

              2450 Fondren, Suite 200, Houston, Texas     77063
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(Address of Principal Executive Offices)                (Zip Code)

                                 (713) 334-2595
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              (Registrant's Telephone Number, including Area Code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A. (d), please check the following box. [ X ]


Securities Act registration statement file number to which this form relates:


Securities to be registered under Section 12 (b) of the Act:

      Common Stock                        The American Stock Exchange


Securities to be registered pursuant to Section 12 (g) of the Act:  None

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      This information is incorporated by reference to the section "Description of Capital Stock" on page 27 of the Company's Registration Statement on Form SB-2 (No. 333- 94507) filed on January 12, 2000 with the Securities and Exchange Commission.

ITEM 2.

      The Charter, Bylaws, and Specimen Security filed as exhibits to the Registration Statement on Form 10SB/A-2 filed on October 8, 1999 with the Securities and Exchange Commission are incorporated by reference herein.



                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

By:   /s/ MICHAEL T. MCCLERE, CEO
          Michael T. McClere
          Chief Executive Officer


Date: _______________________